                                                                    Exhibit 10.3

                  SCHEDULE TO FORM OF MEDITRUST FACILITY LEASE
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Facility                  Lessee                 Current                Facility                Note
Location                                         Manager
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Hendersonville,          TC Realty of           Balanced Care at       66 beds located in 60   $857,000
TN                       Hendersonville, Inc.   Hendersonville, Inc.   units to be known as
                                                                       Balanced Care,
                                                                       Hendersonville
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Knoxville,               TC Realty of           Balanced Care at       106 beds located in     $1,984,000
TN                       Knoxville, Inc.        Knoxville, Inc.        106 units to be known
                                                                       as Outlook Pointe at
                                                                       Knoxville
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Kingsport,               TC Realty of           Balanced Care at       66 beds located in 60   $824,000
TN                       Kingsport, Inc.        Kingsport, Inc.        units to be known as
                                                                       Balanced Care,
                                                                       Kingsport
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Chesterfield,            TC Realty of           Balanced Care at       80 beds located in 80   $1,167,000
VA                       Chesterfield, Inc.     Chesterfield, Inc.     units to be known as
                                                                       Outlook Pointe at
                                                                       Chesterfield
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
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
------------------------ ---------------------- ---------------------- -----------------------
                         Option Agreement       Original               Working
Facility                                        Meditrust              Capital Reserve
Location                                        Investment
------------------------ ---------------------- ---------------------- -----------------------
Hendersonville,          Dated as of January    $483,623.09            $857,000.00
TN                       14, 1998 by and
                         between the
                         Guarantor and The
                         Blue Grass Yacht and
                         Country Club, Inc.,
                         and others
------------------------ ---------------------- ---------------------- -----------------------
Knoxville,               Dated as of November   $478,640.01            $1,984,000.00
TN                       18, 1997 by and
                         between the
                         Guarantor and
                         Mitchell L. Robinson
                         and Natalie L.
                         Robinson
------------------------ ---------------------- ---------------------- -----------------------
Kingsport,               Dated as of December   $333,598.10            $824,000.00
TN                       8, 1997 by and
                         between the
                         Guarantor and R.
                         Mack Slaughter and
                         Michael L. Hartgrove
------------------------ ---------------------- ---------------------- -----------------------
Chesterfield,            Dated as of August     $437,069.26            $1,167,000.00
VA                       29, 1997 by and
                         between the
                         Guarantor and James
                         R. Sowers, Jr. and
                         W.J. Rowe, Jr.
------------------------ ---------------------- ---------------------- -----------------------
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